Exhibit 99.1

PRESS RELEASE	CONTACT:
WILLIAMS-SONOMA, INC.	Jeremy Brooks
3250 Van Ness Avenue	SVP, Chief Accounting Officer & Head of Investor Relations
San Francisco, CA 94109	(415) 733-2371

WILLIAMS-SONOMA, INC. ANNOUNCES LEADERSHIP TRANSITIONS
Jeff Howie Appointed Chief Financial Officer of Williams-Sonoma, Inc.

SEPTEMBER 14, 2022 – SAN FRANCISCO — Williams-Sonoma, Inc. (NYSE: WSM), the world’s largest digital-first, design-led and sustainable home retailer, announced today the appointment of Jeff Howie to Chief Financial Officer. During his 20-year tenure at Williams-Sonoma, Inc., Howie has held key executive leadership roles for the Williams Sonoma, Pottery Barn, Pottery Barn Kids and Pottery Barn Teen brands. Most recently, Howie has served as Williams-Sonoma, Inc.’s Executive Vice President, Chief Administrative Officer overseeing Finance, Inventory, and Outlets across the Pottery Barn brands, as well as Real Estate, Store Development, Corporate Facilities, and Business to Business for all of Williams-Sonoma, Inc.

“Jeff Howie has been instrumental in orchestrating the success of several of our key business initiatives over the years,” said Williams-Sonoma, Inc. President and CEO, Laura Alber. “Jeff’s financial acumen, institutional knowledge, operational expertise, and foundational contributions to our growth initiatives make him uniquely qualified to become WSI’s next CFO.”

Howie commented, “I am excited to build on my 20-year history with Williams-Sonoma, Inc. by taking on this new role and delivering on our long-term growth strategies. I am committed to driving enterprise value, amplifying communication and transparency, and building our business to exceed our goal of $10 billion.”

Former Chief Financial Officer of Williams-Sonoma, Inc., Julie Whalen, has accepted the role of Chief Financial Officer of Expedia Group, Inc., a company where she has served on the board of directors for over three years.

Added Alber, “We are grateful to Julie for her 21 years of service at Williams-Sonoma, Inc. including the past 11 years where she held the position of CFO. We wish her the best as she embarks on her next adventure in the travel industry. Her contributions to our company have helped pave the path for WSI’s continued success for years to come.”

“It has been an honor to be a part of the Williams-Sonoma, Inc. team for over two decades, and I am extremely proud to have participated in establishing WSI as a leader in the retail industry,” said Whalen. “I would like to thank my incredible team for their contributions, and I am confident that they will continue to drive the company’s future growth. I will remain one of the company’s strongest supporters, and I believe the company remains well positioned to thrive and continue to take market share, and profitably.”

Additionally, West Elm President, Alex Bellos has announced that he will transition to the role of Co-CEO and Board Member of Food 52, Schoolhouse and Dansk.

Alber continued, “West Elm is one of the fastest growing brands in the home furnishings industry, and I’d like to thank Alex for everything he has done to build this brand and the West Elm team over the last five years.”

Exhibit 99.1

“As I transition from my role as brand president to my new position as Co-CEO outside of WSI, I’d like to express my gratitude towards my colleagues for their contributions to the West Elm brand,” said Bellos. “I am proud of our accomplishments and confident the current team will continue to build on the success of the brand.”

Williams-Sonoma, Inc. has initiated an internal and external search to identify the next president of West Elm.

Alber concluded, “I am proud of the collective strength of our organization at all levels and our ability to promote internal talent to leadership roles that will continue to drive innovation and operational excellence for our company. In my 27 years at Williams-Sonoma, Inc., it has never been more clear that we are uniquely positioned to capture significant share in this large, fragmented market while accomplishing our mission of improving people’s lives at home. I want to thank the teams for everything they do to make this possible. On behalf of the Board of Directors and Senior Management Team, please join me in thanking Julie and Alex for their lasting contributions to WSI and congratulating and celebrating Jeff as he takes on these new responsibilities.”

ABOUT WILLIAMS-SONOMA, INC.
Williams-Sonoma, Inc. is the world’s largest digital-first, design-led and sustainable home retailer. The company’s products, representing distinct merchandise strategies — Williams Sonoma, Pottery Barn, Pottery Barn Kids, Pottery Barn Teen, West Elm, Williams Sonoma Home, Rejuvenation, and Mark and Graham — are marketed through e-commerce websites, direct-mail catalogs and retail stores. These brands are also part of The Key Rewards, our loyalty and credit card program that offers members exclusive benefits across the Williams-Sonoma family of brands. We operate in the U.S., Puerto Rico, Canada, Australia and the United Kingdom, offer international shipping to customers worldwide, and have unaffiliated franchisees that operate stores in the Middle East, the Philippines, Mexico, South Korea and India, as well as e-commerce websites in certain locations. We are also proud to be a leader in our industry with our Environmental, Social and Governance (“ESG”) efforts. Our company is Good By Design — we’ve deeply ingrained sustainability into our business. From our factories to your home, we’re united in a shared purpose to care for our people and our planet.
For more information on our ESG efforts, please visit: https://sustainability.williams-sonomainc.com/

FORWARD-LOOKING STATEMENTS
This press release contains forward-looking statements that involve risks and uncertainties, as well as assumptions that, if they do not fully materialize or are proven incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. Such forward-looking statements include, among other things, statements in the quotes of our President and Chief Executive Officer, our former Chief Financial Officer, our new Chief Financial Officer, and our former West Elm President.

The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include: continuing changes in general economic conditions, and the impact on consumer confidence and consumer spending; the impact of inflation and measures to control inflation on consumer spending; the continuing impact of the coronavirus, war in Ukraine, and shortages of various raw materials on our global supply chain, retail store operations and customer demand; the outcome of our growth initiatives; new interpretations of or changes to current accounting rules; our ability to anticipate consumer preferences and buying trends; dependence on timely introduction and customer acceptance of our merchandise; changes in consumer spending based on weather, political, competitive and other conditions

Exhibit 99.1
beyond our control; delays in store openings; competition from companies with concepts or products similar to ours; timely and effective sourcing and manufacturing of merchandise from our foreign and domestic vendors and delivery of merchandise through our supply chain to our stores and customers; effective inventory management; inventory constraints; our ability to manage customer returns; uncertainties in e-marketing, infrastructure and regulation; multi-channel and multi-brand complexities; our ability to introduce new brands and brand extensions; challenges associated with our increasing global presence; dependence on external funding sources for operating capital; disruptions in the financial markets; our ability to control employment, occupancy, supply chain, product, and other operating costs; our ability to improve our systems, operations and processes; changes to our information technology infrastructure; general political, economic and market conditions and events, including war, conflict or acts of terrorism; the impact of current and potential future tariffs and our ability to mitigate impacts; the potential for increased corporate income taxes; and other risks and uncertainties described more fully in our public announcements, reports to stockholders and other documents filed with or furnished to the SEC, including our Annual Report on Form 10-K for the fiscal year ended January 30, 2022 and all subsequent quarterly reports on Form 10-Q and current reports on Form 8-K. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements.

WSM-IR
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